Arbitral Award Enforcement:	9 Months Ended
Sep. 30, 2015
Arbitral Award Enforcement: [Abstract]
Arbitral Award Enforcement:

Note 4.      Arbitral Award Enforcement:

In October 2009, Gold Reserve initiated a claim (the "Brisas Arbitration") under the Additional Facility Rules of the ICSID of the World Bank. The Company filed its claim to obtain compensation for the losses caused by the wrongful actions of Venezuela that terminated the Brisas Project in violation of the terms of the Treaty between the Government of Canada and the Government of Venezuela for the Promotion and Protection of Investments (the "Canada-Venezuela BIT"). (Gold Reserve Inc. v. Bolivarian Republic of Venezuela (ICSID Case No. ARB(AF)/09/1)).

The September 22, 2014 ICSID Arbitral Award

On September 22, 2014, the ICSID Tribunal unanimously awarded to the Company the Arbitral Award
(the "Award") totaling (i) $713 million in damages, plus (ii) pre-award interest from April 2008 through the date of the Award based on the U.S. Government Treasury Bill Rate, compounded annually totaling, as of the date of the Award, approximately $22.3 million and (iii) $5 million for legal costs and expenses, for a total, as of September 22, 2014, of $740.3 million. The Award (less legal costs and expenses) accrues post-award interest at a rate of LIBOR plus 2%, compounded annually (approximately $58,000 per day) for a total estimated Award as of the date of this report of $760 million. An ICSID Additional Facility Award is enforceable globally in jurisdictions that allow for the recognition and enforcement of commercial arbitral awards.

Although the process of getting an Award recognized and enforced is different in each jurisdiction, the process in general is- the Company files a petition or application to confirm the Award with the competent court; Venezuela has the right to oppose such petition for confirmation or recognition; thereafter there are a number of filings made by both parties and in some cases hearings before the court.  If the court subsequently confirms the enforcement of the Award then the court will issue a judgement against Venezuela. Thereafter the Company will begin the process of executing the judgment by identifying and attaching specific property owned by Venezuela that is not protected by sovereign immunity.

The December 15, 2014 Reconfirmation of Arbitral Award

Subsequent to the issuance of the Award, Venezuela and the Company filed requests for the ICSID Tribunal to correct what each party identified as "clerical, arithmetical or similar errors" in the Award as is permitted by the rules of ICSID's Additional Facility. The Company identified what it considered an inadvertent arithmetic error that warranted an increase in the Award of approximately $50 million and Venezuela identified what it contended were significant inadvertent arithmetic errors that supported a reduction of the Award by approximately $361 million. On December 15, 2014, the Tribunal denied both parties' requests for correction and reaffirmed the Award originally rendered in favor of Gold Reserve on September 22, 2014 (the "December 15th Decision"). This proceeding marked the end of the Tribunal's jurisdiction with respect to the Award.

Legal Activities in France

The Award was issued by a Tribunal constituted pursuant to the arbitration rules of ICSID's Additional Facility and, by agreement of the parties the seat of the Tribunal was in Paris.  As a consequence, the Award is subject to review by the French courts.

Venezuela's Requests for Annulment

Application for Annulment of the September 22, 2014 ICSID Arbitral Award

In late October 2014, Venezuela filed an application before the Paris Court of Appeal, declaring its intent to have the Award annulled or set aside. According to the initial schedule established by the Paris Court of Appeal, written pleadings were supposed to be closed by October 15, 2015 and the hearing of Venezuela's application to annul was to take place on November 3, 2015. Because the president of the section who was to rule on the case has been promoted to become a judge at the French Supreme Court, the Paris Court of Appeal decided to postpone the hearing from November 3, 2015 to February 4, 2016, and subsequently postponed the date of the closure of the proceedings from October 15, 2015 to December 3, 2015, upon Venezuela's request.  At this stage, the Company expects that a judgment on Venezuela's application will be rendered in spring 2016, although this is a matter over which the Company has no control.

 Application for Annulment of the December 15, 2014 Reconfirmation of Arbitral Award

Venezuela also filed an application before the Paris Court of Appeal to annul the December 15th Decision whereby the Tribunal dismissed Venezuela's motion to correct the Award (see December 15, 2014 Reconfirmation of Arbitral Award above).  Venezuela filed its brief on this matter on May 5, 2015 and on May 7, 2015 the Paris Court of Appeal accepted a proposal by both parties to follow the same procedural schedule established for the initial application for annulment discussed above. Following the same procedural schedule could allow a decision on both of Venezuela's annulment applications in spring 2016. Although, similar to the initial application for annulment, this is a matter over which the Company has no control. Neither annulment proceedings discussed herein affect the finality of the Award or its enforceability in the interim.

Application for Exequatur

On October 31, 2014, the Company filed an application before the Paris Court of Appeal to obtain an order of exequatur for the recognition of the Award in France. Venezuela opposed the Company's application and requested a stay of execution pending the determination of its application for annulment of the Award discussed above. On January 29, 2015, the Paris Court of Appeal granted the Company's application for exequatur and dismissed Venezuela's request to stay the execution of the Award pending the outcome of its application to annul the Award. Since Venezuela was denied its motion to stay the execution of the Award, the exequatur or recognition of the Company's ICSID Award granted on January 29, 2015, is not appealable and remains in full force and effect.

Legal Activities in US District Court for the District of Columbia

On November 26, 2014, the Company filed in the U.S. District Court for the District of Columbia a petition to confirm the Award that had been rendered by an arbitral tribunal constituted under the Additional Facility Rules of the International Center for the Settlement of Investment Disputes (“ISCID”) of the World Bank.

Venezuela initially avoided service related to the filing, refusing, among other things, to authorize its U.S. counsel to accept service of Gold Reserve's petition.  Subsequently on April 15, 2015, Venezuela agreed to accept service and further agreed to respond to the petition on or before June 12, 2015.  On that date, Venezuela filed a motion to dismiss and raised arguments that were essentially the same as those invoked in its still-pending application to annul the Award before the Paris Court of Appeal.  In the alternative, Venezuela asked for a stay of enforcement of the Award pending the annulment determinations by the Paris Court of Appeal. The Company filed its response to Venezuela's arguments on July 2, 2015, and thereafter through September 25, 2015, further briefing was submitted by both parties to the D.C. district court.

On November 20, 2015, the Court entered an Order denying Venezuela's motion to dismiss or in the alternative stay the proceedings, granting the Company's petition to confirm the Award, confirming the Award, and entering judgment for the Company against Venezuela in the amount of $713,032,000 plus (i) pre-award interest in the amount of $22,299,576, (ii) post-award interest on the total amount awarded, inclusive of pre-award interest, at a rate of LIBOR plus 2%, compounded annually, from September 22, 2014, until payment in full; and (iii) $5 million in legal fees and costs awarded by the arbitration tribunal (collectively, the “Judgment”).

The Judgment, which as of the date of the Order was in excess of $760 million, is immediately enforceable in the United States as a judgment of the United States District Court for the District of Columbia. The Company intends to vigorously pursue all available measures to enforce and collect on the Judgment, in full. Venezuela has the option of appealing the Judgment to the U.S. Circuit Court of Appeals for the District of Columbia.

Legal Activities in Luxembourg

On October 28, 2014, the Company was granted an exequatur for the recognition and execution of the Award by the Tribunal d'arrondissement de et à Luxembourg. As a result, the Company is allowed to proceed with conservatory or attachment actions against Venezuela's assets in the Grand Duchy of Luxembourg. On January 12, 2015, Venezuela filed a notice of appeal of this decision in the Cour d'appel de Luxembourg (the "Luxembourg Court of Appeal") asking for a stay of execution pending the determination of its application to annul the Award before the Paris Court of Appeal.

The Luxembourg Court of Appeal subsequently issued a scheduling direction, dividing Venezuela's arguments in two and ordering that the arguments on form and the request for stay of execution be heard together, on May 21, 2015. In accordance with the scheduling direction, the Company filed its response to Venezuela's first set of arguments, on March 16, 2015, Venezuela filed a reply on April 20, 2015 and, thereafter the Company filed its reply on April 30, 2015.

On June 25, 2015, the Luxembourg Court of Appeal stayed Venezuela's appeal of the October 28, 2014 order of the Chairman of the Tribunal d'arrondissement de et à Luxembourg granting the exequatur (recognition and execution) of the Award in Luxembourg, on the basis that the Paris Court of Appeal is scheduled to hear Venezuela's application to annul within a few months. The exequatur remains in full effect which means that the Company is free to proceed with additional seizures if and when it deems it appropriate.

The Company, on several occasions, served on the Luxembourg offices of subpoena JP Morgan Chase Bank, N.A. (JP Morgan) and Deutsche Bank Trust Company Americas (DBTCA) the equivalent of writs of garnishment relating to interest payments on Venezuela sovereign bonds and any other funds owned by Venezuela. These banks were chosen because they are designated as paying agents or transfer agents in listing memoranda relating to various bonds issued by Venezuela and listed on the Luxembourg Stock Exchange. The banks continue to deny holding funds for the account of Venezuela, which appears to contradict the information contained in the listing memoranda.

As a result, the Company intends to have the issue determined by the appropriate court or judge having jurisdiction in Luxembourg over such matters or make other legal inquiries in other jurisdictions to assist the Company in understanding the relevant funding process. To that end, the Company applied in the US District Court for the Southern District of Florida for orders, under 28 U.S.C. § 1782, authorizing it to subpoena JP Morgan, DBTCA and The Bank of New York Mellon Corporation (“BNY Mellon”), which are designated as fiscal agents, paying agents, transfer agents and/or registrars on various bonds issued by Venezuela.  On July 22, August 10 and September 11, 2015, respectively, the Company was notified that the Court had granted the Company's applications and service ensued on JP Morgan on July 24, on DBTCA on August 12, and on BNY Mellon on September 16, 2015.  JP Morgan and DBTCA have produced responsive documents, and BNY Mellon is in the process of producing responsive documents.  The Company presently is engaged in the process of completing the document productions and scheduling follow-on depositions.

Legal Activities in England

On May 19, 2015, the Company filed in the High Court (Queen Bench's Division - Commercial Court) an application for leave to enforce the Award pursuant to s. 101(2) of the Arbitration Act.  In the English courts, such application is made by way of an Arbitration Claim Form ("Claim").  On May 21, the Court granted leave to enforce the Award as a judgment or order of the court, and entered judgment in the amount of the Award ("Order and Judgment").  Prior to formal service, copies of the Claim Form (with supporting evidence) and the Order and Judgment were delivered to Venezuela on July 28, 2015 ("Delivery").  Formal service of the Order and Judgment was then effected through the Foreign Process Section of the Royal Courts of Justice (as required under the State Immunity Act) on September 25, 2015. Pursuant to the general rules and practice of the Court, enforcement of the Order and Judgment is stayed, pending a period of 2 months and 22 days following service of the Order and Judgment on Venezuela, during which period the latter may apply to set aside the Order and Judgment.

Following Delivery, Venezuela's English counsel sent correspondence to the Company's counsel suggesting that the Company had attempted formal service by the Delivery - which is incorrect and was refuted in correspondence from the Company's counsel.  On September 25, 2015 (prior to formal service), Venezuela made an application to the Court for declarations that the Court has no jurisdiction over the Claim, and for orders that (i) the Claim be set aside, (ii) service of the Claim (if any) be dismissed and (iii) that the Order and Judgment be set aside.  The Company has since filed responsive evidence to Venezuela's application, and Venezuela's evidence in reply is due on November 20, 2015.  The hearing of Venezuela's application is fixed for January 18 to 20, 2016.  The Company intends to seek orders at the hearing that Venezuela's application be dismissed, and that enforcement can commence without further delay.

Communications with Venezuela

The Company's management has continued to have settlement discussion with the appropriate representatives of Venezuela regarding the satisfaction of the Award and the development of the Brisas-Las Cristinas gold copper project.  The representatives for Venezuela have included the Vice President of the Republic, the Minister of Oil and Mining (also President of Petroleos de Venezuela, S.A. (PDVSA)), the  Attorney General and representatives from his office, and representatives of the Central Bank of Venezuela.

In July 2015, the parties agreed to work in good faith to (1) resolve the amount due the Company related to the Arbitral Award and, (2) work together to develop the Brisas-Las Cristinas project.

While it is the objective of both the Company and the Venezuelan government to amicably resolve the payment of the arbitral award and to develop the Brisas-Las Cristinas gold copper deposit, the Company continues to pursue all legal avenues to enforce and collect the arbitral award and in turn, Venezuela is taking all legal steps to defend its rights. The Company believes that Venezuela will honor its international arbitral obligation although there can be no assurances in this regard.  The Company remains firmly committed to the enforcement and collection of the Award including accrued interest in full and will continue to vigorously pursue all available remedies accordingly in every jurisdiction where it perceives that it can draw a benefit that will bring it closer to the collection of the Award.

The Company's Intent to Distribute Collection of the Arbitral Award to Shareholders

Subject to applicable regulatory requirements and good business practices regarding capital and reserves for operating expenses, accounts payable and income taxes, and any obligations arising as a result of the collection of the ICSID Award including payments pursuant to the terms of the convertible notes (if not otherwise converted), Interest Notes, CVR's, Bonus Plan and Retention Plan (all as defined herein) or undertakings made to a court of law, the Company's current plan is to distribute to its shareholders, in the most cost efficient manner, a substantial majority of any net proceeds.

Obligations Due Upon Collection of Arbitral Award and Sale of Brisas Technical Mining Data

The Board of Directors (the "Board") approved a Bonus Pool Plan ("Bonus Plan") in May 2012, which is intended to reward the participants, including executive officers, employees, directors and consultants, for their past and future contributions including their efforts related to the development of the Brisas Project, execution of the Brisas Arbitration and the collection of an award, if any. The bonus pool under the Bonus Plan will generally be comprised of the gross proceeds collected or the fair value of any consideration realized related to such transactions less applicable taxes times 1% of the first $200 million and 5% thereafter. Participation in the Bonus Plan vests upon the participant's selection by the Committee of independent directors, subject to voluntary termination of employment or termination for cause. The Company also maintains the Gold Reserve Director and Employee Retention Plan (See Note 10, Stock Based Compensation Plans).  Units ("Retention Units") granted under the plan become fully vested and payable upon: (1) collection of proceeds from the Arbitral Award and/or sale of mining data and the Company agrees to distribute a substantial majority of the proceeds to its shareholders or, (2) the event of a change of control. The Company currently does not accrue a liability for the Bonus or Retention Plan as events required for payment under the Plans have not yet occurred.

The Company has outstanding contingent value rights ("CVR's") which entitles the holder to receive, net of certain deductions (including income tax calculation and the payment of current obligations of the Company), a pro rata portion of a maximum aggregate amount of 5.468% of the proceeds actually received by the Company with respect to the Brisas Arbitration proceedings and/or disposition of the technical data related to the development of the Brisas Project that was compiled by the Company (the "Brisas Project Technical Mining Data"). The proceeds, if any, could be cash, commodities, bonds, shares and/or any other consideration received by the Company and if such proceeds are other than cash, the fair market value of such non-cash proceeds, net of any required deductions (e.g., for taxes) will be subject to the CVR's and will become an obligation of the Company only upon collection of the Arbitral Award and/or disposition of the technical data is realized.

Included in accounts payable is approximately $2.5 million in legal fees which were deferred during the arbitration and became payable as a result of the Arbitral Award. By agreement, these fees will now be paid in December 2015. This agreement included a reduction of $0.5 million from the original amount due of $3.1 million and a deferral of an additional $0.1 million until collection of the award. The total amount of contingent legal fees which will become payable upon the collection of the Award is approximately $1.8 million.